Exhibit 99.1

FOR IMMEDIATE RELEASE

Dow and Olin Corporation Create an Industry Leader in Chlor-Alkali and Derivatives with Revenues Approaching $7 Billion

Transaction is Highly Accretive to Dow,
with a Tax Efficient Consideration of $5 Billion

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Dow to separate a significant portion of its chlor-alkali and downstream derivatives businesses and merge them with Olin in a tax-efficient Reverse Morris Trust transaction that creates an industry leader with revenues approaching $7 billion; Dow shareholder value will be further enhanced through the ownership of shares in the combined company.

▪	Transaction is highly complementary to the strategic objectives of both companies, with substantial synergies and significant potential to enhance value for both sets of shareholders.

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Represents highly synergistic transaction with significant growth opportunities; Olin expects to achieve annualized cost synergies of a minimum of $200 million, which are anticipated to be fully realized within 36 months.

▪	Transaction is highly accretive to Dow and Dow shareholders, with a tax efficient consideration of $5 billion, and a taxable equivalent value of $8 billion.

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Transaction is a significant achievement in executing Dow’s strategic transformation to a focused provider of high value, differentiated products based on key integrated and innovative value chains, such as Dow’s advantaged ethylene and propylene derivatives.

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The strategic relationship between Dow and Olin resulting from this transaction will enable Dow to continue to benefit from its integration efficiencies in chlorine for key downstream applications; Olin will expand its downstream portfolio of chlorinated products and benefit from the opportunity provided by low-cost ECU production on the U.S. Gulf Coast.

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Olin will become a leading, low-cost global player in chlor-alkali and derivatives while enhancing its existing presence in key geographies; Olin will more than double its scale and drive incremental growth as a result of the combined companies’ product and process technologies, networks, logistics, creating substantial customer value.

MIDLAND, Mich. and CLAYTON, Mo. – March 27, 2015 – The Dow Chemical Company (NYSE: DOW) and Olin Corporation (NYSE: OLN) announced today that the boards of directors of both companies unanimously approved a definitive agreement under which Dow will separate a significant portion of its chlorine value chain and merge that new entity with Olin in a transaction that will create an industry leader with revenues approaching $7 billion. The transaction has a tax efficient consideration of $5 billion, and a taxable equivalent value of $8 billion to Dow and Dow shareholders. It is highly complementary to the strategic objectives of both companies, with significant potential to enhance value for both Dow and Olin shareholders, and create substantial benefits for customers.

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The terms of the agreement call for Dow to separate its U.S. Gulf Coast Chlor-Alkali and Vinyl, Global Chlorinated Organics and Global Epoxy businesses, and then merge these businesses with Olin in a Reverse Morris Trust transaction. The merger will result in Dow shareholders receiving approximately 50.5 percent of the shares of Olin, with existing Olin shareholders owning approximately 49.5 percent.

The transaction is valued at $5 billion, and includes $2.0 billion of cash and cash equivalents to be paid to Dow; an estimated $2.2 billion in Olin common stock using the Olin stock value as of close on March 25, 2015; and approximately $800 million of assumption of pension and other liabilities. In addition, by virtue of the joint share ownership, both sets of shareholders will benefit from a minimum of $200 million in projected annual synergies and cost savings.

Following the completion of the transaction, Olin will be an industry leader in chlor-alkali and derivatives – benefiting from the combination of complementary businesses, significant scale, integration, cost-advantaged feedstocks, and a broad and diverse end-uses portfolio. Expected cost synergies of the transaction include network optimization which will facilitate output expansion, significant logistics savings and benefits, and the potential for expansion of existing products produced by Olin and Dow into additional geographies and to additional customers. Annual revenues of the combined business are anticipated to be approximately $7 billion and EBITDA is expected to be $1 billion on a 2014 pro forma basis, excluding synergies. The transaction is subject to a vote by Olin shareholders and is expected to close by year-end 2015.

In a separate, arms-length transaction, Dow and Olin agreed to a 20-year long-term capacity rights agreement for the supply of ethylene by Dow to Olin, in which Dow will receive up-front payments and, in return, Olin will receive ethylene at co-investor, integrated producer economics. The agreement is additive to the financials outlined above for the chlorine value chain transaction. The combined company will utilize an integrated supply of ethylene from Dow’s production grid on the U.S. Gulf Coast to be a sustainable, integrated chlor-vinyl producer. It will create scale benefits to Dow, and Olin will contribute significant capital for these rights. Together, both Dow and Olin will benefit from long-term, sustainable physical integration, which is key to the ongoing sustainable growth of both companies.

“By combining Dow’s world-class assets and people with Olin, we are creating a premier company with the scope and capabilities to optimally leverage long-term growth opportunities in the marketplace and generate significant shareholder value,” said Andrew N. Liveris, Dow’s chairman and chief executive officer. “We have jointly created a solid foundation for success for Olin, driven by the benefits of greater scale, an enhanced ability to capitalize on globally advantaged cost positions backed by U.S. shale gas economics, technology advantages, broader market access and significant envelope integration.”

Liveris added, “This milestone is a powerful shift in our portfolio towards targeted, integrated high performance sectors and end-markets that will drive further margin expansion, earnings growth, and return on capital – with a deal structure designed to maximize total shareholder return. With this transaction we will exceed our target to divest $7 billion to $8.5 billion of non-strategic businesses and assets. This achievement will allow us to have an ongoing focus to continue to enhance shareholder remuneration, reduce debt and continue to invest in future growth in our high priority and high margin businesses.”

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“This transaction is a natural fit to our strategic objectives - creating a sustainable, long-term growth platform and enhanced shareholder and customer value,” said Joseph D. Rupp, Olin’s chairman and chief executive officer. “Supported by significant integration and scale, premier low-cost assets, an upgraded and diversified product mix, and valuable network and other synergies, we will be able to better serve and grow with our customers. We are excited to combine the strengths of our businesses and capitalize on the significant opportunities inherent in this transaction.”

Dow and Olin will have a strong, ongoing operational and commercial relationship including several long-term supply, service and purchase agreements which will support downstream products aligned with Dow’s strategic market focus. Dow will be an important anchor customer of Olin as it works to grow the acquired business. Olin will have a strong capital structure and cash flow to support growth and return of capital to shareholders. It will employ approximately 6,000 employees at 29 operating sites in 9 countries.

Olin will continue to be led by Rupp and a senior management team comprised of both Dow and Olin current employees. Olin’s Board of Directors will consist of the existing nine Olin Company directors and three new members to be designated by Dow.

The transaction is subject to approval by Olin shareholders and completion of customary closing conditions, including relevant tax authority rulings and regulatory approvals.

Dow and Olin will host a live Webcast to discuss this announcement today at 9:00 a.m. ET on www.dow.com and www.olin.com.

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About Dow
Dow (NYSE: DOW) combines the power of science and technology to passionately innovate what is essential to human progress. The Company is driving innovations that extract value from the intersection of chemical, physical and biological sciences to help address many of the world’s most challenging problems such as the need for clean water, clean energy generation and conservation, and increasing agricultural productivity. Dow’s integrated, market-driven, industry-leading portfolio of specialty chemical, advanced materials, agrosciences and plastics businesses delivers a broad range of technology-based products and solutions to customers in approximately 180 countries and in high-growth sectors such as packaging, electronics, water, coatings and agriculture. In 2014, Dow had annual sales of more than $58 billion and employed approximately 53,000 people worldwide. The Company’s more than 6,000 products are manufactured at 201 sites in 35 countries across the globe. References to “Dow” or the “Company” mean The Dow Chemical Company and its consolidated subsidiaries unless otherwise expressly noted. More information about Dow can be found at www.dow.com.

About Olin Corporation
Olin Corporation is a manufacturer concentrated in three business segments: Chlor Alkali Products, Chemical Distribution and Winchester. Chlor Alkali Products, with eight U.S. manufacturing facilities and one Canadian manufacturing facility, produces chlorine and caustic soda, hydrochloric acid, hydrogen, bleach products and potassium hydroxide. Chemical Distribution manufactures bleach products and distributes caustic soda, bleach products, potassium hydroxide and hydrochloric acid. Winchester, with its principal manufacturing facilities in East Alton, IL and Oxford, MS, produces and distributes sporting ammunition, law enforcement ammunition, reloading components, small caliber military ammunition and components, and industrial cartridges.

®TM Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow

Use of non-GAAP measures: Dow’s management believes that measures of income excluding certain items (“non-GAAP” measures) provide relevant and meaningful information to investors about the ongoing operating results of the Company. Such measurements are not recognized in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and should not be viewed as an alternative to GAAP measures of performance. Reconciliations of non-GAAP measures to GAAP measures are provided in the Supplemental Information tables.

Note: The forward looking statements contained in this document involve risks and uncertainties that may affect Dow’s and Olin’s operations, markets, products, services, prices and other factors as discussed in filings with the Securities and Exchange Commission (“SEC”). These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the expectations of either company will be realized. This document also contains statements about Dow’s agreement to separate a substantial portion of its chlor-alkali and downstream derivatives business, distribute the business to Dow shareholders and then merge it with a subsidiary of Olin (the “Transaction”). Many factors could cause actual results to differ materially from these forward-looking statements with respect to the Transaction, including risks relating to the completion of the transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations, Olin’s ability to integrate the business successfully and to achieve anticipated synergies, and the risk that disruptions from the Transaction will harm Dow’s or Olin’s business. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Dow’s or Olin’s consolidated financial condition, results of operations or liquidity. Neither Dow nor Olin assumes any obligation to provide revisions to any forward looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

Important Notices and Additional Information
In connection with the proposed transaction, Blue Cube Spinco Inc. (“Spinco”) will file a registration statement on Form S-4/S-1 containing a prospectus and Olin will file a proxy statement on Schedule 14A and a registration statement on Form S-4 containing a prospectus with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND PROXY STATEMENT WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the prospectuses and proxy statement (when available) and other documents filed by Dow, Spinco and Olin with the SEC at the SEC’s web site at http://www.sec.gov. Free copies of these documents, once available, and each of the companies’ other filings with the SEC may also be obtained from the respective companies by directing a written request to Olin at 190 Carondelet Plaza, Clayton, MO 63105. Attention: Investor Relations or Dow or Spinco at The Dow Chemical Company, 2030 Dow Center, Midland, Michigan 48674, Attention: Investor Relations.

This communication is not a solicitation of a proxy from any investor or security holder. However, Olin, Dow, and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from shareholders of Olin in respect of the proposed transaction under the rules of the SEC.  Information regarding Olin’s directors and executive officers is available in Olin’s 2014 Annual Report on Form 10-K filed with the SEC on February 25, 2015, and in its definitive proxy statement for its annual meeting of shareholders filed March 4, 2015. Information regarding Dow’s directors and executive officers is available in Dow’s Annual Report on Form 10-K filed with the SEC on February 13, 2015, and in its definitive proxy statement for its annual meeting of shareholders, which is expected to be filed on March 27, 2015. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statements, prospectuses and proxy statement and other relevant materials to be filed with the SEC when they become available.

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This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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For further information contact:
Rebecca Bentley The Dow Chemical Company +1.989.638.8568 rmbentley@dow.com	Larry Kromidas Olin Corporation +1.314.480.1452 lpkromidas@olin.com

®TM Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow